INVESTOR DAY | NOVEMBER 2017

2 Forward-looking Statements These slides and accompanying oral presentation contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax’s results to differ materially from current expectations include, but are not limited to factors detailed in Colfax’s reports filed with the U.S. Securities and Exchange Commission including its 2016 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the period ended September 29, 2017 under the caption “Risk Factors.” In addition, these statements are based on a number of assumptions that are subject to change. Colfax disclaims any duty to update the information herein. The term "Colfax" in reference to the activities described in these slides may mean one or more of Colfax's global operating subsidiaries and/or their internal business divisions and does not necessarily indicate activities engaged in by Colfax Corporation.

3 Agenda 8:30 AM Colfax Progress Matt Trerotola, President & CEO Dan Pryor, EVP Strategy & BD Chris Hix, SVP & CFO 9:20 AM ESAB Overview & Strategy Shyam Kambeyanda, SVP & ESAB President 10:05 AM Bus to Denton All 10:45 AM Tours & Breakout Sessions ESAB Team 12:00 PM Lunch All 1:00 PM Tours & Breakout Sessions ESAB Team 2:30 PM Adjourn and Bus to Hotel All 3:15 PM Arrive at Hotel All

4 COLFAX DIRECTION & PROGRESS Matt Trerotola | President and CEO

5 Summary of the Day ➢ Strong foundation and winning model ➢ Significant progress on key priorities ➢ Shaping Colfax for the future

6 Colfax History and Growth Source: Company filings 1850 to 1930 Colfax 2010 Colfax Today Colfax Future ~$4B <$1B Grow Existing Platforms Add New Platforms Build CBS Foundation Fabrication Technology Air & Gas Handling Fluid Handling

7 Colfax Strategy – A Winning Model Focus and Empower Top Talent Acquire Good Companies Use CBS to Make Them Great ▪ Attractive markets ▪ Strong brands and solutions ▪ Opportunities to improve and expand ▪ Values ▪ Tools & processes ▪ Way of working ▪ Independent businesses ▪ Great leaders, strong teams, winning spirit ▪ Lean, high value corporate We use CBS to make good businesses great

8 Colfax Corporate Priorities 1. Secure a Strong Foundation 2. Improve and Grow our Businesses 3. Innovate and Acquire to Accelerate ▪ Great team, relentless talent focus ▪ Values driven culture ▪ CBS as “The Way to Win” ▪ Leading brands and technologies ▪ Core growth > competition ▪ Margin improvement ▪ FCF conversion ▪ Accelerate growth ▪ Access new markets ▪ New platforms

9 The Best Team Wins Colfax Leadership Strong Additions Strong, seasoned leadership ready to accelerate and scale Shyam Kambeyanda President, ESAB May, 2016 21 yrs. Eaton Chris Hix SVP & CFO July, 2016 11 yrs. public CFO 13 yrs. Roper Jason MacLean SVP, CBS & SC October, 2017 11 yrs. Cummins Strong Foundation Ian Brander CEO, Howden 34 yrs. Howden Dan Pryor EVP, Strategy & BD 6 yrs. Colfax 11 yrs. Danaher Lynne Puckett General Counsel 7 yrs. Colfax Lynne Clark SVP HR 4 yrs. Colfax

10 The Best Team Wins - Creating CBS Leadership Depth Areas of Focus Progress ▪ Development of our CBS capable leaders ▪ Improved leadership depth ▪ 35% of senior GMs participated in flagship Exec Development Program ▪ Expanding early talent pipeline through MBA Pathways program ▪ Stronger, deeper talent bench – line and functions ▪ 95% key leader retention ▪ Motivated, challenged and engaged associates ▪ Using talent processes to support strategic initiatives ▪ Improved in all 4 dimensions of 2nd Engagement Survey with 91% global participation ▪ CBS, digital growth, automation, supply chain talent build ▪ Migrating talent resources and knowledge to growth regions Stronger, deeper bench driving performance and ready to support acquisitions T al e n t Organ izatio n Source: Internal company reporting and analysis.

11 A Strong Foundation – Values Driven Business System VALUES + TOOLS + WAY OF WORKING 2015-2017 2018 and beyond2012-2014 Broad deployment Training, # of kaizen Operations & innovation Focus for impact Mfg. Excellence KPI’s + Growth tools Scale impact Journeys to leadership + Leverage digital 0.6 0.8 1.0 1.2 1.4 1.6 2014 2015 2016 2017 SAFETY (Total Recordable Incident Rate) 80% 85% 90% 95% 2014 2015 2016 2017 ON TIME DELIVERY (Filler Metal OTD %) Source: Internal company reporting and analysis.

12 Continuous Improvement Is Our Way of Life Continuous improvement culture changing the game Source: Internal company reporting and analysis. 0 1 2 3 4 2013 2017 -74% SAFETY (TRIR) 0 50 100 150 200 2013 2017 -72% QUALITY (FM PPM) 84% 86% 88% 90% 92% 94% 96% 98% 2013 2017 DELIVERY(On Time Delivery) 800 bps COST (Inventory Turns) 0 5 10 15 20 2013 2017 11x • Market leader acquired in 2012 • 2013-2015 – Introduction to CBS − CBS Roadmap & core CBS tools − Internal training and quick, practical events − Kaizens focused on main KPI’s − Visual management • 2016-17 − Strong visual Daily Management − Kaizen roadmap to set breakthrough SQDC performance − High associate engagement ESAB Peru – Soldex S.A.

13 Global Presence in Growing Economies Source: Internal company reporting, Continuing Ops, 2016 unless noted; international Monetary Fund WOE, 2017 Positioned to win in emerging markets that are 60% of global investment COLFAX REVENUE BY REGION (2017 YTD through Q3) GDP GROWTH ESTIMATE Emerging Markets Developed Countries 2015 2016 2017 2018 2019 2020 2021 20220% 2% 4% 6% Emerging Markets Developed Countries 3x ▪ Diverse positions – China >$300M – India, Russia, Brazil, SA >$100M – 18 countries >$50M ▪ Benefitting from global trends – Urbanization – Growing global middle class ▪ Delivering results through strong, local teams – #1 market positions – CBS excellence ▪ Investing in talent, capacity, and capability

14 Stronger, More Flexible Cost Structure ▪ Over $160M of restructuring savings since 2015 – 19 sites closed – 14% headcount reduction – SG&A focus with simpler org structures and regional shared services centers – Successful project management ▪ Maintaining growth investments – Shifting resources to growth markets – Pace of new product launches 6% 8% 10% 12% 14% $0 $30 $60 $90 $120 $150 $180 2015 2016 2017F FabTech G&FH RESTRUCTURING & SEGMENT MARGINS (Cumulative restructuring savings, Segment AOP%) Progress on path to mid-teen margins Source: Internal company reporting and analysis.

15 Shaping Colfax for the Future Aftermarket General Industrial Oil & Gas Power Marine & Mining Aftermarket General Industrial Oil & Gas Power Marine & Mining ➢ Lower cyclicality ➢ Less volatility ➢ Higher margins ➢ Higher vitality COLFAX 2012 (Orders, New Build by Market) COLFAX ENTERING 2018 (Orders, New Build by Market) Source: Internal company reporting and analysis; 2018 presents Continuing Ops YTD proforma for STE 72% from Industrial and Aftermarket Organic initiatives − Industrial growth − Aftermarket Bolt-on acquisitions − Weighted heavily to industrial applications − Focus on Digital Growth New platforms − CFH sale − Active work on funnel A stronger base business positioned to capture upside of any capex recovery

16 Building a Wastewater Leadership Position ▪ Existing Howden turboblower technology could serve <10% of market opportunity ▪ Establishing position in China ▪ Roots acquisition expanded addressable range to ~50% ▪ STE acquisition extends addressable applications to ~75% ▪ Organic product development to push toward full coverage of customer needs WASTEWATER AERATION ▪ ~$400M global market ▪ Projected 4% CAGR, 6-8% in emerging markets ▪ Driven by population growth, urbanization, and environmental regulations ▪ Competition defined by efficiency, reliability, and support Using acquisitions to accelerate and strengthen organic growth initiatives 20 18 /1 9 2 01 2

17 NEW PRODUCT DEVELOPMENT − CBS tools: VOC, QFD, APD − R&D − Open innovation DIGITAL GROWTH − Productivity & uptime − Process optimization − Partnerships ACQUISITIONS − Simsmart, Ventsim − HKS, TBi, AMI Accelerating Innovation Leveraging leadership positions in markets where technology matters Welding Productivity Mining Productivity Enabled Equipment SmartMIG Arc Technology Largest Recip Compressor Highest Power/Weight Ratio Visualization & Control Optimized Solutions Universal Connector

18 Digital Technology Development Using digital technologies to create differentiation and expand market Global leader in mining fans Innovative system optimization tool Industry standard for design & visualization Smart Fan IoT enabled & microcontroller Ventilation as a Service model VOC & integration Complementary acquisitions Adjacent complex ventilation systems 2015 2016 2017 2018 An nu al R eve nu e >$40M annual opportunity in complex ventilation system optimization

19 COLFAX ACQUISITION STRATEGY Dan Pryor | EVP Strategy & Business Development

Acquisitions Accelerating Growth Initiatives

Key elements of process:

- Rooted in strategy – acquisitions as accelerator of initiatives / goals
- Proactive approach – priority targets actively cultivated
- Clear value-creation thesis – acquisition logic tested in diligence
- Rigorous integration – well-defined plan with regular follow-up

Recent results:

- ~$430M[1] deployed on 7 deals
  - Average multiple less than 9x
  - Year 3 EBITDA above CFH
- Businesses enhanced / strengthened
  - Investing in fastest growing segments and markets
  - Diversifying market mix; increasing lifecycle participation
  - Adding leading / differentiated technology to portfolio

Robust M&A process delivering results

1. Converted at current exchange rates. Includes Sandvik Welding Materials business, expected to close early 2018.

20 COLFAX

21 Acquisitions Accelerating Growth Initiatives Industrial Diversification Automation Solutions Digital Growth Emerging Markets Aftermarket Specialty Filler Metal Sandvik Welding Consumables ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Siemens Turbo Equipment Strategic acquisitions enhancing core business

22 Ramping Up New Platform Efforts Goals: • Enhance growth profile • Balance end-market exposure • Shift margin structure • Provide innovation headroom • Lengthen bolt-on runway Key elements of process: • Top-down / bottom-up approach • Rigorous market diligence • Portfolio of opportunities • Disciplined evaluation • Significant executive attention Making Colfax better… not just bigger

23 COLFAX FINANCIAL UPDATE Chris Hix | SVP & CFO

24 0% 4% 8% 12% '15 '16 '17F Improving Segment Profitability Mid-teen margin performance would generate ~75¢ or more of additional aEPS FABRICATION TECHNOLOGY (Segment AOP%) GAS & FLUID HANDLING (Segment AOP%) 0% 4% 8% 12% '15 '16 '17F Source: Company filings and management analysis ▪ Overall segment margins of 10.8% YTD 2017 vs 9.7% YTD 2015 ▪ ESAB margin up ~200 bps on limited growth – clear path to mid-teens ▪ Steady Fluid Handling improvement captured in sale price ▪ Howden using restructuring to offset volume and price pressures ▪ Growth, cost actions available to achieve 3-4 year goal of 15% segment margins

25 Growing Investment Firepower $234 $184 $200+ '15 '16 17F ▪ $67M in 2016 and roughly $37M in 2017 to support restructuring actions ▪ Cash generation expected to grow as business pivots to growth ▪ Opportunities remain to improve working capital performance ▪ Long-term strategic goal of achieving investment grade status Over $1B of expected firepower to support strategic growth programs in 2018 Q3 '17 Pro forma Strategic range 2.6X 1.5X Typical 2-3X Stretch 3X+ FREE CASH FLOW* ($ million) LEVERAGE** Source: Company filings and management analysis * Free Cash Flow calculated as net cash provided by operating activities less purchases of fixed assets ** Leverage calculated in accordance with the total leverage ratio definition specified in the credit agreement with Deutsche Bank AG New York Branch.

26 Improving Earnings Trajectory Well-positioned to deliver Adj. EPS growth in 2018 ADJUSTED EARNINGS PER SHARE ’17PFFH SaleSTE Other’17 $1.55 – $1.65 $1.65 – $1.75 ▪ Turned the corner on earnings in 2016 despite market and currency pressures ▪ Returned to solid earnings growth in 2017 with benefits from restructuring actions and improved ESAB market conditions ➢ ESAB sales growth ➢ Howden restructuring ➢ Additional acquisitions 2018 GROWTH VECTORS ’15 $1.60 ’16 $1.56 Source: Company filings and management analysis 2017 pro forma for estimated full-year 2017 Fluid Handling contribution and estimated STE and other acquisition contribution

27 Existing growth platforms A Winning Model Creating Value Line of sight to $3.00 or more of Adj. EPS within 4 years Margin expansion opportunities Strong cash flow generation Successful M&A program Investor value creation

28 Improving and Growing ➢ Accelerating growth initiatives at ESAB − Improving regional market conditions − Stronger team and processes − Increasing pace of new technology − Leveraging recent acquisitions ➢ Making the turn at Howden − Focus on industrial and mining growth as energy turns − Additional cost structure work to drive margin expansion − Investing in team and capability in emerging markets ➢ Shaping the portfolio with attractive acquisitions − Accretive bolt-ons − New growth platform Well positioned to drive shareholder value

29 Colfax Strategy Mid-teen segment margins GDP +1-2% organic growth Innovate and acquire to compound returns Strengthen the foundation − Deeper, empowered talent accelerating performance − Colfax Business System – culture & impact − Fixed and variable productivity journeys Pivot to growth − Focus on segments where the growth is − Drive new products & innovation − Emerging Markets expansion Innovate and acquire − Expand innovation and DDA™ (digital growth) pipeline − Acquisitions to strengthen & extend platforms − New platforms broaden, diversify portfolio 3-4 Year Objectives

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54 APPENDIX

55 Non-GAAP Financial Measures Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, projected adjusted net income per share, adjusted operating income. Adjusted net income, adjusted net income per share, projected adjusted net income per share and adjusted operating income exclude Restructuring and other related items and divestiture-related expense associated with the sale of our Fluid Handling business to the extent they impact the periods presented. Adjusted net income, adjusted net income per share, adjusted operating income for 2016 also exclude the loss recorded on our deconsolidation of our Venezuelan operations and the asbestos coverage adjustment. These non-GAAP financial measures assist Colfax management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Colfax management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP Reconciliation
(unaudited)

	Year Ended December 31, 2016						
	Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation	
Net sales	$ 1,846,555		$ 1,800,492		$ -	$ 3,647,047	
Operating income (loss)	124,326	6.7%	163,509	9.1%	(49,820)	238,015	6.5%
Restructuring and other related charges	42,482		31,688		-	74,170	
Asbestos coverage adjustment	8,226		-		-	8,226	
Loss on deconsolidation of Venezuelan operations	1,874		495		-	2,369	
Adjusted operating income (loss)	$ 176,908	9.6%	$ 195,692	10.9%	$ (49,820)	$ 322,780	8.9%

	Year Ended December 31, 2015						
	Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation	
Net sales	$ 1,981,816		$ 1,985,237		$ -	$ 3,967,053	
Operating income (loss)	162,942	8.2%	168,687	8.5%	(46,984)	284,645	7.2%
Restructuring and other related charges	31,527		29,650		-	61,177	
Adjusted operating income (loss)	$ 194,469	9.8%	$ 198,337	10.0%	$ (46,984)	$ 345,822	8.7%

	Year Ended December 31, 2014						
	Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation	
Net sales	$ 2,329,598		$ 2,294,878		$ -	$ 4,624,476	
Operating income (loss)	227,707	9.8%	234,225	10.2%	(52,379)	409,553	8.9%
Restructuring and other related charges	26,533		31,588		-	58,121	
Adjusted operating income (loss)	$ 254,240	10.9%	$ 265,813	11.6%	$ (52,379)	$ 467,674	10.1%

Note: Dollars in thousands

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COLFAX

57 Non-GAAP Reconciliation (unaudited) Projected % of net sales: Fabrication Technology Gas and Fluid Handling Operating income ~11% ~8% Restructuring and other related charges ~1% ~1% Divestiture-related expense, net 0% ~1% Adjusted operating income ~12% ~10% Year Ended December 31, 2017

58 Non-GAAP Reconciliation (unaudited) __________________ Note: Dollars in thousands Corporate and Other Total Colfax Corporation Net sales 1,408,992$ 1,496,597$ 2,905,589$ -$ 2,905,589$ Operating income (loss) 115,535 8.2% 139,539 9.3% 255,074 8.8% (35,492) 219,582 Restructuring and other related charges 11,562 14,096 25,658 - 25,658 Adjusted operating income (loss) 127,097$ 9.0% 153,635$ 10.3% 280,732$ 9.7% (35,492) 245,240$ Nine Months Ended September 25, 2015 Fabrication TechnologyGas and Fluid Handling Overall Segment Air and Gas Handling Fabrication Technology Corporate and Other Net sales 989,044$ 1,437,057$ -$ 2,426,101$ 343,690$ 2,769,791$ Operating income (loss) 88,285 8.9% 158,850 11.1% (42,024) 205,111 8.5% 29,362 8.5% 276,497 10.0% Restructuring and other related charges 9,285 13,846 - 23,131 (7,628) 15,503 Divestiture-related expense, net - - - 7,275 7,275 Adjusted operating income (loss) 97,570$ 9.9% 172,696$ 12.0% (42,024)$ 228,242$ 9.4% 29,009$ 8.4% 299,275$ 10.8% Total Colfax Corporation (Continuing Operations) Fluid Handling (Discontinued Operations) Nine Months Ended September 29, 2017 Overall Segment (Air and Gas Handling, Fabrication Technology and Fluid Handling)

59 Non-GAAP Reconciliation (unaudited) __________________ Note: Amounts in thousands except per share amounts 2016 2015 128,111$ 167,739$ 74,170 61,177 8,226 - Loss on deconsolidation of Venezuelan operations 2,369 - Debt extinguishment charges- Refinancing of credit agreement - 4,731 Tax adjustment(1) (21,040) (33,549) Adjusted net income 191,836$ 200,098$ Adjusted net income margin 5.3% 5.0% Weighted-average shares outstanding - diluted 123,199 124,870 Adjusted net income per share 1.56$ 1.60$ Net income per share— diluted (in accordance with GAAP) 1.04$ 1.34$ (1) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 28.6% and 27.5% for the year ended December 31, 2016 and the year ended December 31, 2015, respectively. Year Ended December 31, Adjusted Net Income and Adjusted Net Income Per Share Net income attributable to Colfax Corporation Restructuring and other related charges Asbestos coverage adjustment

60 Non-GAAP Reconciliation (unaudited) Low High Colfax Corporation Projected net income per share - diluted 1.34$ 1.44$ Restructuring costs- pretax 0.30 0.30 Divestiture-related expense, net- pretax 0.13 0.13 Tax adjustment (0.12) (0.12) Projected adjusted net income per share 1.65$ 1.75$ 2017 Pro Forma Earnings Per Share Range Low High Colfax Corporation Projected net income per share - diluted 1.34$ 1.44$ Restructuring costs- pretax 0.30 0.30 Divestiture-related expense, net- pretax 0.13 0.13 Tax adjustment (0.12) (0.12) STE pro forma full year contribution 0.10 0.10 Fluid Handling pro forma full year operation (0.25) (0.25) Other pro forma adjustments 0.05 0.05 Projected adjusted net income per share (pro forma) 1.55$ 1.65$ 2017 Earnings Per Share Range